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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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     (as permitted by Rule 14a-6(e)(2))
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|_|  Soliciting Material Pursuant to ss.240.14a-12

                                ITEX CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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NEWS RELEASE                        FOR IMMEDIATE RELEASE
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                                    For further information, call:

                                    Arthur Crozier
                                    Peter Walsh
                                    Innisfree M&A Incorporated
                                    (212) 750.5833

          ITEX ANNOUNCES TIME AND LOCATION OF POSTPONED ANNUAL MEETING

New York,  NY - Jan.  29,  2003 - ITEX  Corporation  (OTC  Bulletin  Board:ITEX)
announced  that the Annual  Meeting of  Shareholders,  originally  scheduled for
January 28, 2003 and postponed to January 31, 2003, will be held at the Radisson
Hotel, 500 Leisure Lane, Sacramento, CA, 95815 at 9:00 am.

In addition,  at the request of its independent  accountants,  Ehrhardt,  Keefe,
Steiner & Hottman P.C. ("EKS&H"), ITEX wishes to clarify a statement made in its
most  recent   communications  with  shareholders.   In  our  letter  announcing
postponement  of the Annual  Meeting to January 31, 2003,  we said:  "You should also know that a partner at our outside auditors  informed us that Mr. White had told him  that Mr.  White  intended  to take  ITEX  private."  The  conversation reported  to us by the  partner  of EKS&H  took  place in a  telephone  call the partner had with a person identifying himself as Steven White. The person on the call with the EKS&H  partner did indicate that amongst other things he wished to take the company  private.  However,  the EKS&H partner does not know Mr. White, had  never  spoken  to Mr.  White  before  this call and was not and is not in a position  to say that the  caller was in fact  Steven  White.  As we  previously noted, Mr. White has denied that this conversation ever took place.

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